     Exhibit 99.1

STATEMENT OF CHIEF EXECUTIVE OFFICER
OF eLOYALTY CORPORATION
PURSUANT TO SECTION 906 OF SARBANES-OXLEY ACT OF 2002

     The following statement is provided by the undersigned regarding the Quarterly Report on Form 10-Q for the quarter ended September 28, 2002 pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and shall not be deemed filed pursuant to any provision of the Securities Exchange Act of 1934 or any other securities law:

     The undersigned, being the Chief Executive Officer of eLoyalty Corporation, a Delaware corporation (the “Company”), certifies that the Company’s Quarterly Report on Form 10-Q for the quarter ended September 28, 2002 (the “Report”) fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934 (15 U.S.C. 78m) and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of eLoyalty Corporation.

/s/ Kelly D. Conway
Kelly D. Conway
Chief Executive Officer
eLoyalty Corporation
Dated: November 12, 2002